SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) January 29, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of January 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-2)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

    New Jersey               33-5042            21-0627285
-------------------------------------------------------------------
 (State or other           (Commission        (I.R.S. Employer
  jurisdiction             File Number)      Identification No.)
of incorporation)



                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




 Registrant's telephone number, including area code (609) 661-6100
                                                    --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On January 29, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-2 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-2") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated January 22, 1998 as supplemented by the Prospectus Supplement dated January 26, 1998.

The original principal balance of each Class of the Certificates is as follows:

                     Class A1           $20,793,427.00
                     Class A2            $3,700,000.00
                     Class A3           $25,344,335.00
                     Class A4           $24,561,000.00
                     Class A5           $34,060,499.00
                     Class A6           $64,302,119.00
                     Class A7            $9,800,000.00
                     Class A8              $999,999.00
                     Class A9            $5,000,000.00
                     Class A10           $3,300,000.00
                     Class A11          $22,039,146.00
                     Class A12         $217,450,000.00
                     Class PO              $291,075.24
                     Class M             $7,889,000.00
                     Class B1            $4,508,000.00
                     Class B2            $2,254,000.00
                     Class B3            $2,254,000.00
                     Class B4              $676,000.00
                     Class B5            $1,578,017.82
                     Class R                   $100.00
                                       ---------------
                          Total :      $450,800,718.06
                                       ---------------

The initial Junior Percentage and initial Senior Percentage for Pool 1998-2 are approximately 4.25% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-2 as of the initial issuance of the Certificates are $173,734, $4,508,007 and $4,508,007, respectively, representing approximately 0.04%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of January 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1998-2
-----------

Pool 1998-2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 16.25 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $450,800,718.06.

The interest rates (the "Mortgage Rates") borne by the 1,489 Mortgage Loans conveyed by GECMSI to Pool 1998-2 range from 6.6250% to 10.3750% and the weighted average Mortgage Rate as of the Cut-off Date is 7.7246% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-2 ranged from $49,500.00 to $1,000,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-2 is $302,754.01, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-2 is July 1987, and the latest scheduled maturity date of any such Mortgage Loan is February 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-2 is 76.0244%.

The Mortgage Loans in Pool 1998-2 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-2:

                                      AGGREGATE             % OF
                                       BALANCES            POOL BY
     MORTGAGE          # OF             AS OF             AGGREGATE
      RATES            LOANS         CUT-OFF DATE          BALANCE
     --------          -----         ------------         ---------
      6.6250%            1            $317,419.70           0.0704%
      6.8750%            2            $607,788.95           0.1348%
      7.0000%           18          $4,552,918.01           1.0100%
      7.1250%           18          $5,586,600.39           1.2393%
      7.2500%           66         $19,945,371.75           4.4244%
      7.3750%           82         $25,164,374.51           5.5822%
      7.5000%          243         $73,958,975.16          16.4061%
      7.6250%          250         $76,659,640.72          17.0052%
      7.7500%          308         $94,183,777.04          20.8927%
      7.8750%          207         $64,476,586.15          14.3027%
      7.9900%            5          $1,474,443.22           0.3271%
      8.0000%          125         $36,130,901.98           8.0148%
      8.1250%           64         $19,715,586.77           4.3735%
      8.2500%           44         $12,900,986.32           2.8618%
      8.3750%           24          $6,375,383.60           1.4142%
      8.5000%           14          $4,055,168.43           0.8995%
      8.6250%            6          $2,308,687.39           0.5121%
      8.7500%            2            $751,045.85           0.1666%
      8.8750%            1            $126,339.57           0.0280%
      9.0000%            1            $219,040.63           0.0486%
      9.1250%            3            $291,673.47           0.0647%
      9.3750%            1            $316,223.00           0.0701%
      9.6250%            1            $277,882.03           0.0616%
      9.8750%            1            $239,744.33           0.0532%
     10.0000%            1            $112,586.68           0.0250%
     10.3750%            1             $51,572.41           0.0114%
                      ----        ---------------         ---------
        Total        1,489        $450,800,718.06         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-2:

                                        AGGREGATE               % OF
                                         BALANCES             POOL BY
          ORIGINAL           # OF         AS OF              AGGREGATE
          BALANCES          LOANS      CUT-OFF DATE             BAL.
          --------          -----      ------------          ---------
         $ 0  -  227,150      160      $23,363,117.19          5.1826%
    $227,151  -  250,000      317      $75,773,158.54         16.8086%
    $250,001  -  300,000      458     $125,230,250.09         27.7795%
    $300,001  -  350,000      215      $69,821,397.79         15.4883%
    $350,001  -  400,000      140      $53,241,305.47         11.8104%
    $400,001  -  450,000       64      $27,426,926.00          6.0840%
    $450,001  -  600,000      100      $51,408,427.88         11.4038%
    $600,001  -  650,000       22      $13,995,658.61          3.1046%
  $650,001  - 1,000,000+       13      $10,540,476.49          2.3382%
                             ----     ---------------        ---------
      Total                 1,489     $450,800,718.06        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-2 is
$999,294.20.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-2 is
$49,147.88.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-2:

                                       AGGREGATE              % OF
                                        BALANCES            POOL BY
      YEAR OF         # OF               AS OF             AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
      1987             2              $570,653.46           0.1266%
      1990             1              $112,586.68           0.0250%
      1991             2              $555,967.33           0.1233%
      1992             3              $807,001.10           0.1790%
      1995             4            $1,211,999.78           0.2689%
      1996             6            $1,659,473.18           0.3681%
      1997         1,470          $445,619,036.53          98.8505%
      1998             1              $264,000.00           0.0586%
                    ----          ---------------         ---------
     Total         1,489          $450,800,718.06         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-2:

            LOAN-                          AGGREGATE            % OF
          TO-VALUE                         BALANCES           POOL BY
          RATIO AT            # OF          AS OF            AGGREGATE
         ORIGINATION         LOANS      CUT-OFF DATE          BALANCE
         -----------         -----      ------------         ---------
      00.000  -   50.00        56      $17,281,914.55          3.8336%
      50.001  -   60.00        70      $22,764,443.31          5.0498%
      60.001  -   70.00       185      $60,896,876.18         13.5086%
      70.001  -   75.00       185      $60,881,264.99         13.5051%
      75.001  -   80.00       720     $217,352,140.01         48.2148%
      80.001  -   85.00        21       $5,489,616.01          1.2177%
      85.001  -   90.00       158      $43,264,574.27          9.5973%
      90.001  -   95.00        94      $22,869,888.74          5.0731%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total           1,489     $450,800,718.06        100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-2:

                                     AGGREGATE              % OF
                                      BALANCES             POOL BY
TYPE OF               # OF             AS OF              AGGREGATE
DWELLING             LOANS          CUT-OFF DATE           BALANCE
--------             -----          ------------          ---------
Single-family
 detached            1,345        $411,313,910.44          91.2407%
Single-family
 attached               49         $13,093,660.10           2.9045%
Condominium             61         $16,421,655.22           3.6428%
2 - 4 Family Units      28          $8,776,546.14           1.9469%
Co-op                    6          $1,194,946.16           0.2651%
                      ----        ---------------         ---------
Total                1,489        $450,800,718.06         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-2:

                                     AGGREGATE              % OF
                                      BALANCES             POOL BY
                      # OF             AS OF              AGGREGATE
OCCUPANCY            LOANS          CUT-OFF DATE           BALANCE
---------            -----          ------------          ---------
Owner Occupied       1,437        $436,014,859.96          96.7201%
Vacation                38         $12,001,642.34           2.6623%
Investment              14          $2,784,215.76           0.6176%
                      ----        ---------------         ---------
Total                1,489        $450,800,718.06         100.0000%

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1998-2:

                                     AGGREGATE              % OF
                                      BALANCES             POOL BY
                      # OF             AS OF              AGGREGATE
STATE                LOANS          CUT-OFF DATE           BALANCE
-----                -----          ------------          ---------
Alabama                  9          $2,354,012.02           0.5222%
Arizona                 18          $5,058,550.16           1.1221%
California             699        $224,837,230.46          49.8748%
Colorado                29          $8,023,229.89           1.7798%
Connecticut             23          $8,519,852.12           1.8899%
District of Columbia     1            $389,710.56           0.0864%
Delaware                 1            $147,674.23           0.0328%
Florida                 42         $10,754,696.43           2.3857%
Georgia                 24          $6,713,599.16           1.4893%
Hawaii                   6          $1,879,620.56           0.4170%
Iowa                     2            $708,470.13           0.1572%
Idaho                    7          $1,482,617.92           0.3289%
Illinois                30          $8,953,368.55           1.9861%
Indiana                  2            $806,498.30           0.1789%
Kansas                   4          $1,008,311.84           0.2237%
Kentucky                 3            $893,321.48           0.1982%
Louisiana                6          $1,547,775.61           0.3433%
Massachusetts           67         $21,747,924.66           4.8243%
Maryland                72         $20,826,099.82           4.6198%
Michigan                 6          $1,947,428.53           0.4320%
Minnesota               17          $4,742,601.15           1.0520%
Missouri                 6          $1,508,718.81           0.3347%
Montana                  1            $249,636.95           0.0554%
North Carolina          10          $2,972,912.84           0.6595%
North Dakota             2            $472,129.08           0.1047%
Nebraska                 1            $386,905.37           0.0858%
New Hampshire            2            $599,752.77           0.1330%
New Jersey              75         $21,672,212.20           4.8075%
New Mexico               8          $1,862,976.16           0.4133%
Nevada                   8          $2,209,669.50           0.4902%
New York                36         $10,420,055.99           2.3115%
Ohio                     5          $1,235,650.90           0.2741%
Oklahoma                 2            $495,208.96           0.1099%
Oregon                  12          $3,251,972.90           0.7214%
Pennsylvania            37          $9,987,574.83           2.2155%
Rhode Island             4          $1,040,681.96           0.2309%
South Carolina           1            $260,954.15           0.0579%
South Dakota             1            $179,625.95           0.0398%
Tennessee                3            $688,057.98           0.1526%
Texas                   76         $19,139,664.08           4.2457%
Utah                    21          $6,345,931.21           1.4077%
Virginia                74         $20,764,795.30           4.6062%
Vermont                  1            $248,669.90           0.0552%
Washington              29          $9,778,134.71           2.1691%
Wisconsin                4          $1,206,895.86           0.2677%
West Virginia            2            $479,336.12           0.1063%
                      ----        ---------------         ---------
Total                1,489        $450,800,718.06         100.0000%

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1998-2:

                                     AGGREGATE              % OF
                                      BALANCES             POOL BY
      YEAR OF         # OF             AS OF               AGGREGATE
     MATURITY        LOANS          CUT-OFF DATE           BALANCE
     --------        -----          ------------           ---------
       2013              1            $225,270.20           0.0500%
       2017              5          $1,367,687.72           0.3034%
       2020              1            $112,586.68           0.0250%
       2021              2            $555,967.33           0.1233%
       2022              2            $525,046.69           0.1165%
       2023              3            $800,554.41           0.1776%
       2025              3            $799,300.20           0.1773%
       2026              7          $2,098,890.61           0.4656%
       2027          1,395        $422,998,282.50          93.8326%
       2028             70         $21,317,131.72           4.7287%
                      ----        ---------------         ---------
      Total          1,489         450,800,718.06         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-2 calculated as of the Cut-off
Date is 357 months.

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1998-2:

                                      AGGREGATE              % OF
                                       BALANCES             POOL BY
PURPOSE               # OF              AS OF              AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------          ---------
Purchase               872         $255,058,376.52          56.5790%
Rate Term/Refinance    497         $158,567,933.59          35.1747%
Cash-out Refinance     120          $37,174,407.95           8.2463%
                      ----         ---------------         ---------
Total                1,489         $450,800,718.06         100.0000%

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
        EXHIBITS.

1.1 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of January 26, 1998, for certain of the Series 1998-2 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

1.2 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of January 26, 1998, for certain of the Series 1998-2 Certificates between GE Capital Mortgage Services, Inc. and Solomon Brothers Inc.

4.1   The Pooling and Servicing Agreement for the Series 1998-2
      Certificates, dated as of January 1, 1998, between GE
      Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By: /s/ Syed W. Ali
                                  ----------------------
                               Name: Syed W. Ali
                               Title: Vice President





Dated as of January 29, 1998

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               GE Capital Mortgage Services, Inc.


                               By:
                                  ----------------------
                               Name: Syed W. Ali
                               Title: Vice President



Dated as of January 29, 1998

                              EXHIBIT INDEX


The exhibits are being filed herewith:

------------------------------------------------------------------------
  EXHIBIT NO.              DESCRIPTION                         PAGE
------------------------------------------------------------------------

      1.1           The Underwriting Agreement,
                    dated as of June 22, 1995, and the
                    related Terms Agreement, dated as
                    of January 26, 1998, for certain of
                    the Series 1998-2 Certificates
                    between GE Capital Mortgage
                    Services, Inc. and Credit Suisse
                    First Boston Corporation.

      1.2           The Underwriting Agreement,
                    dated as of October 23, 1995, and
                    the related Terms Agreement,
                    dated as of January 26, 1998, for
                    certain of the Series 1998-2
                    Certificates between GE Capital
                    Mortgage Services, Inc. and
                    Salomon Brothers, Inc.

      4.1           The Pooling and Servicing
                    Agreement for the Series 1998-2
                    Certificates, dated as of January 1,
                    1998, between GE Capital
                    Mortgage Services, Inc., as seller
                    and servicer, and State Street
                    Bank and Trust Company, as
                    trustee.

------------------------------------------------------------------------


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